UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2010

FIRST REPUBLIC PREFERRED CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-33461	91-1971389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Pine Street, 2nd Floor San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 392-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K amends Item 5.02 to the Current Report on Form 8-K filed by First Republic Capital Corporation (the “Corporation”) on July 2, 2010 to include the information required by Item 404(a) of Regulation S-K concerning related-party transactions with respect to Mr. James P. Conn and Mr. Charles V. Moore, each of whom was appointed as a director of the Corporation effective July 1, 2010. Since December 27, 2008, there have been no transactions, nor are there any currently proposed transactions, to which the Corporation was or is to be a party and with which Mr. Conn or Mr. Moore or any member of their immediate families had, or will have, a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REPUBLIC PREFERRED CAPITAL CORPORATION (Registrant)

Date: July 19, 2010	By:	/S/ MICHAEL ROFFLER
Michael Roffler Vice President, Treasurer (Principal Accounting Officer)